Oppenheimer
LifeCycle Funds Transition 2040 Fund
NYSE Ticker Symbols
Class A	OTIAX
Class B	OTIBX
Class C	OTICX
Class N	OTINX
Class Y	OTIYX

Prospectus dated June 28, 2010
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

The Fund seeks total return until 2040 (its target retirement date) and then seeks income and secondarily capital growth. The Fund is one of the Oppenheimer LifeCycle Funds, which are a group of funds designed for pursuing different retirement goals. It is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

To Summary Prospectus

THE FUND SUMMARY

Investment Objective.  The Fund seeks total return until 2040 and then seeks income and secondarily capital growth. It is a special type of mutual fund known as a "fund of funds" because it invests mainly in other mutual funds.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 33 of the prospectus and in the sections "How to Buy Shares" beginning on page 95 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	None	None	None	None	None
Disribution and/or Service (12b-1) Fees	0.23%	0.98%	1.00%	0.50%	None
Other Expenses	0.99%	1.31%	1.07%	0.69%	0.17%
Acquired Fund Fees and Expenses	0.77%	0.77%	0.77%	0.77%	0.77%
Total Annual Fund Operating Expenses	1.99%	3.06%	2.84%	1.96%	0.94%
Fee Waiver and Expense Reimbursement*	(0.55%)	(0.87%)	(0.64%)	(0.24%)	(0.04%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.44%	2.19%	2.20%	1.72%	0.90%

* The Transfer Agent has agreed to limit the Transfer Agent fees to 0.35% of average daily net assets per fiscal year for all classes. The Manager has voluntarily undertaken to limit the aggregate amount of direct and Underlying Fund expenses so that Total Annual Fund Operating Expenses as a percentage of average daily net assets will not exceed the annual rate of 1.50% for Class A, 2.25% for Class B and Class C, 1.75% for Class N and 1.25% for Class Y, not including extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund. This expense limitation may not be amended or withdrawn until one year after the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$714	$1,118	$1,547	$2,738	$714	$1,118	$1,547	$2,738
Class B Shares	$724	$1,176	$1,752	$2,867	$224	$876	$1,552	$2,867
Class C Shares	$326	$830	$1,462	$3,164	$226	$830	$1,462	$3,164
Class N Shares	$276	$598	$1,045	$2,288	$176	$598	$1,045	$2,288
Class Y Shares	$92	$297	$519	$1,156	$92	$297	$519	$1,156

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies. The Fund is a special type of mutual fund known as a "fund of funds" because it invests mainly in other mutual funds. Those funds are referred to as the "Underlying Funds." To accommodate a range of investor preferences and retirement time horizons, the Oppenheimer LifeCycle Funds offer seven funds with different asset allocations. Each of those funds is managed based on an approximate retirement year (the "transition" date in each fund's name) and their investments in the Underlying Funds change over time in a manner designed to help the Fund become more conservative both as the transition date gets closer and for 10 years after that date. This approach is designed to help investors accumulate the assets needed to generate income during their retirement years.

     Choosing a fund with an earlier transition date generally represents a more conservative choice; choosing a Fund with a later transition date generally represents a more aggressive choice. The changes to the Fund's asset allocations are illustrated in its "glide path" shown below. The Fund's asset allocations will continue to change until ten years after the transition date and then remain at its final allocation targets. The Fund has, and is expected to continue to maintain, some equity exposure. Equity securities generally have higher risks, however they have historically offered higher rates of return than fixed-income securities over the long term, and may play a role both in preparing for and during retirement.

     The Fund currently allocates its assets among the Underlying Funds based on asset allocation targets of approximately 51% in U.S. equities, 41% in foreign equities, 6% in U.S. fixed-income, 2% in foreign fixed-income and 0% in alternatives funds that are designed to help provide asset diversification.
     The portfolio managers may use some or all of the Underlying Funds in different combinations to implement the Fund's target allocations and the relative mix of those Underlying Funds will vary over time. The current target allocations for individual Underlying Funds are provided in the prospectus section "The Fund's Principal Investment Strategies and Risks - Investments in the Underlying Funds."

     Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Fixed-income securities (also referred to as "debt securities") represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment grade (commonly referred to as "junk bonds") and certain of them may invest most or a significant percentage of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing markets countries. The alternatives Underlying Funds that are used for asset diversification may invest in commodities, gold and other special metals, real estate (including through equity or other securities) or in inflation protected securities. For temporary periods, the Fund may hold a greater portion of its assets in money market funds, money market securities, cash or other similar, liquid investments. This may occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of its investments.

How the Fund Will Change Over Time.  The Fund's allocations to various asset classes is illustrated in the following chart, which reflects an investor's need to pursue a reduction in investment risks both before and after his or her approximate retirement year.

Investments in individual Underlying Funds are determined by the Manager in seeking to meet the Fund's asset allocation targets and achieve its investment objective. The Fund's actual asset allocations will usually change daily, based on changes in the market values of the securities held by the Underlying Funds, and they will generally vary from the Fund's target allocations. The Manager monitors the Underlying Fund selections and periodically rebalances the Fund's investments to bring them closer to their target asset allocations.

     The Fund's most recent month-end investments in the individual Underlying Funds are available on its website at: https://www.oppenheimerfunds.com/fund/investors/holdings/Transition2040Fund. Its quarter-end asset allocations to the individual Underlying Funds are also available in its Annual and Semi-Annual Reports and in its Forms N-Q. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund's target asset allocations at any time, without prior approval from or notice to shareholders.
     Under normal market conditions, the Fund will invest in shares of some or all of the following Underlying Funds that were chosen based on the Manager's determination that they may provide income and secondarily capital growth: Oppenheimer Capital Appreciation Fund, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Core Bond Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer International Bond Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund®, Oppenheimer Main Street Opportunity Fund®, Oppenheimer Main Street Small Cap Fund®, Oppenheimer Quest International Value Fund, Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Oppenheimer Small- & Mid- Cap Value Fund, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Master International Value, LLC, Oppenheimer U.S. Government Trust and Oppenheimer Value Fund. At times, the Fund may invest in other Oppenheimer funds, including Oppenheimer money market funds.

What is the Significance of the Transition Date?  The transition date represents an approximate retirement date and investors may plan to retire either before or after that date. Some investors may choose to stop making additional contributions to the Fund or to withdraw some or all of their investment at the transition date, however the Fund's glide path is intended to continue after the transition date to an allocation designed to place greater emphasis on income and to seek to reduce investors' overall risks through their retirement years. Approximately 10 years after the Fund's stated "transition" year, the Fund's asset allocation will reach and remain at approximately 15% in U.S. equities, 3% in foreign equities, 61% in U.S. fixed-income, 11% in foreign fixed-income and 10% in alternatives Underlying Funds (which may result in up to 10% additional equity exposure).

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Underlying Funds invests or from poor Underlying Fund selection or asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

     The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the main risks of any one Underlying Fund. While each Underlying Fund has its own particular risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Main Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The investment objective and principal investment strategies of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" beginning on page 67 of the Fund's prospectus. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1-800-225-5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Investing in Fixed-Income Securities. Fixed-income securities held by the Underlying Funds may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Underlying Fund's income or share value might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount or from the amount the Underlying Fund paid for them. These fluctuations will usually be greater for longer-term debt securities than for shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Underlying Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, the issuers may repay principal more slowly than expected. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

     Fixed-Income Market Risks. Developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries. Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

     Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Main Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments in asset classes that are expected to perform differently from primary equity and fixed-income investments. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.

Main Risks of Derivative Investments. Derivatives may involve significant risks. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counter-party credit risk and may lose money if the issuer fails to pay the amounts due.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager monitors the investment process to seek to identify, address and resolve any potential issues.

Who is the Fund Designed For?  The Fund is designed primarily for investors seeking to simplify the accumulation of assets prior to and during retirement. Investors must weigh many factors when considering retirement, including when to retire, what their retirement needs will be, and what other sources of income they may have. In general, the Fund's investment program assumes a retirement age of 65 but the transition date does not necessarily represent the specific year you intend to retire or start drawing retirement assets. It should be used as an approximate guide, depending on your investment goals and risk tolerance. Investors should realize that the Fund is not a complete solution to their retirement needs.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and the life of the Fund compare with those of two broad measures of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/Transition2040Fund

Sales charges are not included and the returns would be lower if they were. During the period shown in the bar chart, the highest return for a calendar quarter was 21.17% (2qtr09) and the lowest return was -4.60% (1qtr09). For the period from January 1, 2010 to March 31, 2010 the cumulative return before taxes was 4.25%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than the return before taxes if a loss is considered to provide a tax deduction that benefits the shareholder. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	Life of class
Class A Shares (inception 3/4/08)
Return Before Taxes	31.90%	(10.71%)
Return After Taxes on Distributions	31.80%	(10.95%)
Return After Taxes on Distributions and Sale of Fund Shares	20.87%	(9.17%)
Class B Shares (inception 3/4/08)	33.93%	(10.46%)
Class C Shares (inception 3/4/08)	37.93%	(8.43%)
Class N Shares (inception 3/4/08)	38.46%	(8.02%)
Class Y Shares (inception 3/4/08)	40.61%	(7.45%)
S&P 500 Index	26.47%	(6.96%)*
(reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. Aggregate Bond Index	5.93%	5.07%*
(reflects no deduction for fees, expenses or taxes)

*From 02/29/08.

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers.  Alan C. Gilston has been a portfolio manager of the Fund since February 2009 and Vice President of the Fund since December 2009. Krishna Memani has been a portfolio manager and Vice President of the Fund since June 2010.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

     Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1-800-225-5677. Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among Underlying Funds with different types of investments will vary over time and the Underlying Fund's portfolios might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's and the Underlying Funds' investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS. The following strategies and types of investments are the ones that the Fund and certain Underlying Funds consider to be the most important in seeking to achieve their investment objectives and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Investments In The Underlying Funds. Under normal circumstances, the Fund invests in a portfolio made up of varying allocations of investments in the Underlying Funds. The mix of Underlying Funds was chosen to seek diversification and to implement the Fund's allocation strategies. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and the Fund's allocations to the Underlying Funds may change from time to time without approval by the Fund's shareholders.

The Fund currently allocates its assets among the Underlying Funds based on the following approximate asset allocation targets (rounded to the nearest percentage):

Underlying Funds	Target Percentage
U.S. Equities	51%
Oppenheimer Value Fund	25%
Oppenheimer Capital Appreciation Fund	18%
Oppenheimer Main Street Small Cap Fund®	7%
Foreign Equities	41%
Oppenheimer International Growth Fund	22%
Oppenheimer Quest International Value Fund	11%
Oppenheimer Developing Markets Fund	6%
Oppenheimer International Small Company Fund	2%
U.S. Fixed-Income	6%
Oppenheimer Core Bond Fund	3%
Oppenheimer Limited-Term Government Fund	2%
Foreign Fixed-Income	2%
Oppenheimer International Bond Fund	2%
Alternatives	0%

The relative percentage of the Fund's investment in each individual Underlying Fund will change daily, based on changes in the market values of the securities held by the Underlying Funds, and will generally vary from these target allocations. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund's target asset allocations at any time, without prior approval from or notice to shareholders.

An Underlying Fund may have investment policies similar to those of one of the other Underlying Funds or other funds advised by the Manager. If one of those other funds purchases or sells a particular security at the same time that an Underlying Fund is purchasing or selling it, such purchases or sales could affect the supply or price of the security. The simultaneous purchase of a security by one Underlying Fund and its sale by another Underlying Fund could also increase the trading costs borne indirectly by the Fund.

EQUITY SECURITIES. Some Underlying Funds invest primarily in common stock or other types of equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The issuers may be small, medium or large capitalization companies, as defined in the particular Underlying Fund's prospectus. Not all Underlying Funds define small- and mid-cap issuers in the same way. Some of the Underlying Funds may emphasize investments in "growth" securities or "value" securities.

  Common Stock. Common stock represents an ownership interest in the issuer and fluctuates in price in response to conditions affecting the issuer or changes in equity markets in general. An Underlying Fund may invest in common stock to seek capital appreciation, dividend income or both. Common stock is generally subordinate to the other securities of an issuer.
  Preferred Stock. Preferred stocks are a form of equity security that typically have a fixed dividend that may cause their prices to behave more like those of debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stocks to decline. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.
  Convertible Securities. Some of the Underlying Funds may also buy interest bearing securities that are convertible into common stock. While many convertible securities are debt securities, the Underlying Funds consider some of them to be "equity equivalents" because of their features allowing them to be converted into common stock. Convertible securities may be subject to the risks of the common stock of the issuer as well as to credit risk and interest rate risk. Some of the Underlying Funds may buy convertible securities rated below investment-grade by nationally recognized rating organizations. The credit rating of an "equity equivalent" convertible security generally has less impact on the Underlying Fund's investment decisions than in the case of other debt securities.

     Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

     Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in securities traded in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

FIXED-INCOME INVESTMENTS. Some of the Underlying Funds invest primarily in debt securities to seek income. Other Underlying Funds may invest in debt securities for defensive purposes or for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions. Some of the fixed-income investments the Underlying Funds might invest in include:

  money market instruments;
  securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: Treasury securities, mortgage-related government securities (interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities) and forward roll transactions (also referred to as "mortgage dollar rolls");
  mortgage-related securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities;
  zero-coupon and stripped securities;
  commercial paper (short-term corporate debt);
  foreign debt securities, including securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank;
  asset-backed securities (interests in pools of consumer loans and other trade receivables);
  floating rate and variable rate securities;
  "structured" notes;
  participation interests in loans; and
  repurchase agreements.

Fixed-income investments may be subject to the following risks:

  Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. An Underlying Fund's share prices may go up or down when interest rates change because of the effect of those changes on the value of the Underlying Fund's investments in debt securities.
  These fluctuations will often be greater for longer-term debt securities than for shorter-term debt securities. When the average maturity of an Underlying Fund's portfolio is longer, its share prices may fluctuate more when interest rates change. Zero-coupon or "stripped" securities may be particularly sensitive to interest rate changes. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will repay the mortgages that underlie these securities more quickly than expected, causing the issuer of the security to repay the Underlying Fund prior to the security's expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If an Underlying Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Underlying Fund to lose a portion of its principal investment. Interest-only and principal-only securities, which certain Underlying Funds may buy, are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause the value of an Underlying Fund's shares to fall sharply.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make the interest and principal payments on the security as they become due. U.S. Government securities generally have low credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, an Underlying Fund's income might be reduced, and if an issuer fails to repay principal, the value of that security and of the Underlying Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

     Special Risks of Lower-Grade Securities. To seek higher total return or income, some of the Underlying Funds may invest in securities with credit ratings below investment grade (commonly called "junk bonds"). That means that they are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Service or have comparable ratings by other nationally recognized statistical rating organizations or are unrated securities that the Manager considers to be of equivalent quality. The credit risks of those Underlying Funds may be greater than those of funds that buy only investment-grade securities. Lower-grade debt securities may be subject to greater price fluctuations than investment-grade debt securities. Securities that are (or that have fallen) below investment grade may have a greater risk that the issuer might default on its obligation to pay interest or repay principle. There may be less of a market for those securities, making it harder to value them or sell them at an acceptable price. These risks may reduce an Underlying Fund's share prices and the income it earns.

     Foreign Fixed-Income Securities. Some of the Underlying Funds primarily invest in foreign debt securities, including securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Underlying Fund's foreign debt investments may be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the "full faith and credit" of that government. Debt securities of issuers in developing or emerging markets countries may have a higher risk of default and some may be considered speculative.

    Domestic Fixed-Income Securities. Some of the Underlying Funds invest primarily in debt securities issued by U.S. companies, the U.S. Government or U.S. Government agencies. Their investments in U.S. Government securities may include U.S. Treasury securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, including collateralized mortgage obligations (CMOs) and other mortgage-related securities. The U.S. corporate debt securities that certain Underlying Funds may buy include U.S. commercial paper and asset-backed securities. Commercial paper is short-term corporate debt and asset-backed securities are interests in pools of consumer loans and other trade receivables. Mortgage-related and asset-backed securities are subject to additional risks that can affect the income stream from those securities as well as their values.

Industry, Sector and Regional Focus. At times, an Underlying Fund may emphasize investments in a particular industry, group of industries, sector or region of the world. Securities of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others.

Diversification. While the Fund is a "diversified" fund under the Investment Company Act of 1940, three of the Underlying Funds, Oppenheimer Gold & Special Minerals Fund, Oppenheimer International Bond Fund and Oppenheimer Real Estate Fund are "non-diversified" funds. Accordingly, those funds can invest a greater portion of their assets in the securities of a single issuer than "diversified" funds can. To the extent that one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short-term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all. The Underlying Funds may use different definitions of small- or mid-cap companies, as stated in the Underlying Funds' prospectuses.

     Price Arbitrage. To the extent that some of the Underlying Funds invest significantly in small-cap securities, because those securities may be traded infrequently, investors may seek to trade shares of those funds based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of an Underlying Fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of an Underlying Fund's shares held by other shareholders.

OTHER INVESTMENT STRATEGIES AND RISKS. The Underlying Funds can also use the investment techniques and strategies described below. An Underlying Fund might not use all of these techniques or strategies or might only use them from time to time.

Growth Investing. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.

     Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Value Investing. Value investing seeks stocks that are priced below their real or prospective worth. Value investing uses fundamental analysis and research to seek to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company's current or potential worth.

     Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Investing in Special Situations. Some of the Underlying Funds might periodically seek to benefit from what they perceive to be a "special situation," such as a merger, reorganization, restructuring or other unusual event that is expected to affect a particular issuer. However, there is a risk that the anticipated change or event might not occur, which could have a negative impact on the price of the issuer's securities. An Underlying Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

Special Risks of Initial Public Offerings (IPOs). One of the Underlying Funds, Oppenheimer Main Street Small Cap Fund, has no limit on the amount of its assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for that Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Cyclical Opportunities. Some Underlying Funds might seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes. An Underlying Fund might also seek to gain from cyclical events that might affect particular issuers or industries. There is a risk that if a cyclical event does not have the anticipated effect, the value of the Underlying Fund's investment could fall.

Rights and Warrants. Rights and warrants provide the option to purchase equity securities at a specific price during a specific period of time.

When-Issued and Delayed-Delivery Transactions. Some of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Underlying Fund makes no payment to the issuer and no interest accrues to the Underlying Fund from the investment.
The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Underlying Fund paid. An Underlying Fund may lose money if the value of the security declines below the purchase price.

Money Market Instruments. Most of the Underlying Funds can invest in "money market instruments," which are short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities. These include U.S. Government securities, high quality corporate debt securities having a remaining maturity of one year or less, bankers' acceptances, commercial paper, certificates of deposit, repurchase agreements, and other short-term corporate debt obligations. While money market instruments generally have lower risks than other fixed-income securities, they may also offer lower returns.

U.S. Government Securities. Certain Underlying Funds invest in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. Others are supported by the right to borrow from the U.S. Government and others are supported only by the credit of the agency. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

     Government Agencies and Instrumentalities. Some securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the particular agency (for example obligations issued by the Federal Home Loan Banks). On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship and certain government agencies announced commitments to purchase mortgage-backed securities and other obligations from those companies, some of which commitments extend through the first quarter of 2010. The U.S. Department of Treasury also entered into a new secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

     Mortgage-Related Government Securities. Mortgage-related government securities include interests in pools of residential or commercial mortgages, in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Mortgage-related U.S. Government securities may be issued in different series, each having different interest rates and maturities.

Mortgage-related securities that are U.S. Government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. Government agency. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

     Forward Rolls. In a "forward roll" transaction (also referred to as a "mortgage dollar roll") a Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund will bear the risk that the market value of the securities might decline below the price at which the Fund is obligated to repurchase them or that the counterparty might default in its obligations.

Private-Issuer Securities. Certain Underlying Funds can also invest in securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities. Securities issued by private issuers are subject to greater credit risks than U.S. Government securities.

     Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  Private-issuer mortgage-backed securities may include loans on residential or commercial properties.

Mortgage-related securities, including CMOs, issued by private issuers are not U.S. Government securities, which makes them subject to greater credit risks. Private issuer securities are subject to the credit risks of the issuers as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. Neither the Fund nor the Manager selects the loans or other assets that are included in the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk.  Certain asset-backed securities are also subject to prepayment and extension risks.

Zero-Coupon and "Stripped" Securities. Some of the debt securities that certain of the Underlying Funds may buy are zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. They may be issued by the U.S. Government or private issuers. "Stripped" securities are the separate income or principal components of a debt security. Some mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments. The securities that are entitled to only the principal payments may be sold at a substantial discount from the market value of the initial mortgage-related security.
Zero-coupon and stripped securities are particularly sensitive to changes in interest rates and may be subject to greater price fluctuations as a result of interest rate changes than interest bearing securities. Some of the Underlying Funds may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The value of interest only and principal only mortgage-related securities are also very sensitive to changes in prepayments of the underlying mortgages. The market for zero-coupon and stripped securities may be limited, making it difficult for the Fund to sell its holdings at an acceptable price.

Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan, or are members of the loan syndicate, and that act as the servicing agent for the principal and interest payments. The loans may be to U.S. or foreign companies. Participation interests may be collateralized or uncollateralized and are subject to the credit risk of the servicing agent as well as the credit risk of the borrower. If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust's credit risks as well as the credit risks of the servicing agent and the underlying loans. In some cases, participation interests, whether held directly by the Fund or indirectly through an interest in a trust or other entity, may be partially "unfunded," meaning that the Fund may be required to advance additional money on future dates.

No Underlying Fund will invest more than 5% of its net assets in participation interests in loans to any one borrower.

Repurchase Agreements. Certain Underlying Funds may also enter into repurchase agreements. In a repurchase transaction, the Underlying Fund buys a security and simultaneously sells it back to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, the Underlying Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Underlying Fund's ability to liquidate the collateral may be delayed or limited.

Investments in Real Estate Securities. One of the Underlying Funds, Oppenheimer Real Estate Fund, invests primarily in shares of real estate investment trusts (REITs). It can also invest in real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. That Underlying Fund invests primarily in Equity REITs.

  Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.
  Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
  Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because that Underlying Fund concentrates its assets in the real estate industry, its performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. Because that Underlying Fund invests primarily in real estate securities, it may perform poorly during a downturn in that industry.

DERIVATIVE INVESTMENTS. The Underlying Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

     Oppenheimer International Growth Fund can only invest up to 25% of its net assets in derivatives. Other Underlying Funds have no stated limit on derivative investments, but will comply with all applicable laws and regulations. There is no target range for indirect investment in derivatives at the Fund level.

Put and Call Options. Put and call options may be bought or sold on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under option. An Underlying Fund might have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that sell put options must identify liquid assets to cover any put options they sell.

     Special Risks of Options. If an Underlying Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if an Underlying Fund sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. If an Underlying Fund sells a call option on an investment that it owns (referred to as a "covered call") and the investment has increased in value when the call option is exercised, the Underlying Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. Certain Underlying Funds can buy and sell futures contracts, including financial futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, an Underlying Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Underlying Funds' investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although each Underlying Fund values its assets daily in terms of U.S. dollars, the Underlying Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. An Underlying Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing an Underlying Fund to sustain losses on these contracts and to pay additional transaction costs.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Underlying Fund and the swap counterparty. A swap may be embedded within a structured note or other derivative instrument.

Generally, if an Underlying Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty and if a credit event occurred, the Underlying Fund would deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty would pay the Underlying Fund par for the bonds. If an Underlying Fund sells credit protection using a credit default swap, generally it will receive fixed payments from the counterparty and if a credit event occurred, the Underlying Fund would pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty would deliver the bonds to the Underlying Fund. If the credit swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

     Risks of Credit Default Swaps. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Underlying Fund may lose money. Credit default swaps are also subject to the risk that an Underlying Fund will not properly assess the cost of the underlying investment. If an Underlying Fund is selling credit protection, there is a risk that a credit event could occur and that the Underlying Fund would have to pay par value on defaulted bonds. If an Underlying Fund was buying credit protection, there is a risk that no credit event would occur and the Underlying Fund would receive no benefit for the premium paid.

Interest Rate Swaps. In an interest rate swap, the Underlying Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by an Underlying Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

     Risks of Interest Rate Swaps. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest Rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Underlying Fund may lose money.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

     Risks of Total Return Swaps. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, an Underlying Fund may lose money.

     Risks of Swap Transactions. There is no central exchange or market for swap transactions and therefore they are less liquid than exchange-traded instruments.

"Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more borrowers. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or borrower.

     Risks of Structured Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

Some Underlying Funds may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Commodity-Linked Derivatives. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. One of the Underlying Funds invests primarily in commodity-linked derivatives known as "commodity-linked notes." That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

     Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of a commodity, commodity index or commodity option or futures contract. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer. The Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to its investment needs.

Hedging. All of the Underlying Funds may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Underlying Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If an Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way an Underlying Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of an Underlying Fund's initial investment. An Underlying Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, an Underlying Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

     Risks of Leverage. Some derivatives certain Underlying Funds buy involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. An Underlying Fund's use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

The Underlying Funds are subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, an Underlying Fund must identify liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, with regard to its derivative instruments.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Investments by "Funds of Funds." Shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as "funds of funds." The Fund and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them to increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund's assets, the Underlying Fund might be required to purchase or sell its portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Loans of Portfolio Securities. The Underlying Funds may lend their portfolio securities to brokers, dealers and financial institutions to seek income. Certain Underlying Funds have entered into a securities lending agreement with The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Underlying Fund, however, will be responsible for the risks associated with the investment of cash collateral, including the risk that it may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Underlying Funds' portfolio loans must comply with the collateralization and other requirements of the securities lending agreement, its securities lending procedures and applicable government regulations.

Each Underlying Fund limits its loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund or an Underlying Fund and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund and the Underlying Funds. That may result in another fund or account holding investment positions that are adverse to an Underlying Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of an Underlying Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as an Underlying Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Underlying Funds and, as a result, the value of securities held by an Underlying Fund or its investment strategies may be adversely affected. Each Underlying Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and an Underlying Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's or the Underlying Funds' investment activities and affect their performance.

Investments in Oppenheimer Institutional Money Market Fund. The Fund and the Underlying Funds can invest their free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund and the Underlying Funds invest in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than they could obtain on their own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund or the Underlying Funds directly. At the time of an investment, the Fund or an Underlying Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As shareholders, the Fund and the Underlying Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of each Underlying Fund's advisory fee to the extent of its share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Underlying Funds usually must hold cash in their portfolios, liquidate portfolio securities, or borrow money, each of which imposes certain costs. Certain Underlying Funds may also, from time to time, participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing an Underlying Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Underlying Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase an Underlying Fund's shares equal to the amount of the Fund's net redemptions on any given day, at its closing net asset value. On subsequent days when the Underlying Fund experiences net subscriptions, ReFlow redeems its holdings at the Underlying Fund's net asset value on that day. When an Underlying Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet an Underlying Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of any Underlying Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund or any Underlying Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund or an Underlying Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund or an Underlying Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent the Fund or an Underlying Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a fund is known as "portfolio turnover." The Fund and the Underlying Funds may engage in active and frequent trading to try to achieve their investment objectives and may have portfolio turnover rates of over 100% annually. If the Fund or an Underlying Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce an Underlying Fund's performance. Most of the Fund's portfolio transactions are purchases or sales of the Underlying Funds' shares, however, which do not entail any brokerage fees or transaction costs. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Fund's Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.
Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund's prospectus or Statement of Additional Information. Each Underlying Fund's Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Fund's Manager, chooses its investments and handles its day-to-day business, subject to policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement also describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of March 31, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Manager does not charge a management fee to the Fund. However the Manager collects indirect management fees from the Fund's investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund. As of February 28, 2010, the Fund's weighted indirect management fees, as a percent of average daily net assets of the Fund was 0.62%.

The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the Total Annual Fund Operating Expenses (the combined direct (Fund level) and indirect (Underlying Fund level) expenses) as a percentage of daily net assets, will not exceed the annual rate of 1.50% for Class A, 2.25% for Class B and Class C, 1.75% for Class N and 1.25% for Class Y. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. This expense limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund. This voluntary undertaking may not be amended or withdrawn until one year after the date of this prospectus.

     A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for its fiscal year ended February 28, 2010.

Portfolio Managers. The Funds are managed by Alan C. Gilston and Krishna Memani who are primarily responsible for the day-to-day management of the Funds' investments.  Mr. Gilston has been a portfolio manager of the Fund since February 2009 and a Vice President of the Fund since March 2009. Mr. Memani has been a Vice President and portfolio manager of the Fund since June 2010.

     Mr. Gilston has been Vice President and portfolio manager of the Manager since September 1997 and was a member of the Manager's Risk Management Team during various periods. Mr. Gilston is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of their individual prospectuses and Statements of Additional Information.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "About Class N Shares" below.

Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if their value has fallen below $200 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B, Class C, and Class N shares will be reduced by additional expenses borne by those classes, such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B, Class C, or Class N shares. For retirement plans that qualify to purchase Class N shares, Class N will generally be the most advantageous share class. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in:

               ° your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),
       ° your joint accounts with your spouse,
       ° accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

        A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

        If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

        To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

        Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

        Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.0% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares purchased after March 1, 2007 except for shares of certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases since March 1, 2007 except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases after March 1, 2007 is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

ABOUT CLASS N SHARES. Class N shares are offered to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Oppenheimer funds Class N shares or to group retirement plans (which do not include IRAs and 403(b) plans) held in omnibus accounts that have assets of $500,000 or more or have 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances in which Class N shares are available for purchase.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  The group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or
  Class N shares are redeemed within 18 months after an IRA or 403(b) plan's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

ABOUT CLASS Y SHARES. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of its shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's investments in the Underlying Funds are based on the Underlying Funds' net asset values on that day.

The Underlying Funds also calculate the net asset value of each class of their shares as of the close of the NYSE, on each day that it is open for trading, by subtracting the class-specific expenses and the amount of an Underlying Fund's liabilities attributable to each share class from the market value of its securities and other assets attributable to that share class. The Underlying Funds' securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class of the Fund and the Underlying Funds is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the judgment of an Underlying Fund's manager) do not accurately reflect the fair value of a security held by one of the Underlying Funds, or if after the close of the principal market on which a security held by an Underlying Fund is traded and before the time as of which the Underlying Fund's net asset value is calculated that day, an event occurs that the Underlying Fund's manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Underlying Fund's Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Underlying Funds' manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by a particular Underlying Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Underlying Funds' Boards have adopted valuation procedures and have delegated the day-to-day responsibility for fair value determinations to "Valuation Committees." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by an Underlying Fund's manager are subject to review, approval and ratification by the Underlying Fund's Board at its next scheduled meeting after the fair valuations are determined.

The Underlying Funds' use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which it determines its net asset value per share.

Pricing Foreign Securities. The Underlying Funds may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Underlying Funds value their foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by an Underlying Fund.

The Underlying Funds' manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Underlying Funds' fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Underlying Funds' foreign investments may change on days when the Fund cannot buy or redeem shares of the Underlying Funds and when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

     You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1-800-225-5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B, Class C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the Fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio on a pro-rata basis, possibly including illiquid securities. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial adviser, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1-800-225-5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to other share classes, generally do not apply to Class N shares offered through a group retirement plan. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes. Purchase, redemption, exchange and transfer requests for a group retirement plan must be submitted by the plan administrator, not by plan participants. Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge. Class B shares are not offered to new omnibus group retirement plans. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  401(k) Plans. These are special retirement plans for employees of businesses.
  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N shares. Altogether, these fees increase the Class B and Class C shares annual expenses by 1.00% and increase the Class N shares annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. However, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans or through the OppenheimerFunds Record(k)eeper Pro program, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary or to FASCore, LLC for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Underlying Funds (and indirectly from the Fund). Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial adviser, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds (including the Underlying Funds) attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund, the Underlying Funds or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

 TAXES. Dividend and distributions to Fund shareholders are mainly from amounts the Fund receives as dividends or distributions from the Underlying Funds or from gains on sales of shares of the Underlying Funds. Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will "pass through" to the Fund, subject to certain exceptions, as long as the Underlying Funds continue to qualify as "regulated investment companies." The following discussion applies to certain tax aspects of both the Fund and the Underlying Funds.

If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or in additional shares, are subject to federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gain are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2011, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2011, certain dividends (including certain dividends from foreign corporations) are taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends are eligible for the dividends-received deduction. To the extent the Fund's and the Underlying Funds' distributions are paid from these types of dividends, and provided certain other shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders may be eligible to claim the dividends-received deduction.

Foreign countries may impose withholding and other taxes on the Underlying Fund's dividend and interest income. Some Underlying Fund's may make an election under the Internal Revenue Code allowing shareholders to take a credit or deduction on their federal income tax returns for the foreign taxes paid by the Underlying Fund, however the Fund generally does not invest directly in foreign securities so no foreign tax credits would apply to shareholders at the Fund level.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund and each Underlying Fund have qualified and intend to qualify each year to be taxed as regulated investment companies under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserve the right not to so qualify. In each year that the Fund or an Underlying Fund qualifies as a regulated investment company, it will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Class A Year Ended February 28,	2010	2009[1]
Per Share Operating Data
Net asset value, beginning of period	$5.34	$10.00
Income (loss) from investment operations:
Net investment income[2]	.02	.11
Net realized and unrealized gain (loss)	3.01	(4.69)
Total from investment operations	3.03	(4.58)
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.08)
Distributions from net realized gain	(.04)	--
Total dividends and/or distributions to shareholders	(.04)	(.08)
Net asset value, end of period	$8.33	$5.34

Total Return, at Net Asset Value[3]	56.78%	(45.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,090	$2,178
Average net assets (in thousands)	$ 5,971	$1,469
Ratios to average net assets:[4]
Net investment income	0.21%	1.55%
Total expenses[5]	1.22%	1.78%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.85%
Portfolio turnover rate	14%	46%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended February 28, 2010	1.99%
Period Ended February 28, 2009	2.43%
6. The fiscal 2009 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2009.

Class B Year Ended February 28,	2010	2009[1]
Per Share Operating Data
Net asset value, beginning of period	$5.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	(.04)	.04
Net realized and unrealized gain (loss)	2.99	(4.66)
Total from investment operations	2.95	(4.62)
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.06)
Distributions from net realized gain	(.04)	--
Total dividends and/or distributions to shareholders	(.04)	(.06)
Net asset value, end of period	$8.23	$5.32

Total Return, at Net Asset Value[3]	55.49%	(46.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,365	$254
Average net assets (in thousands)	$ 792	$184
Ratios to average net assets:[4]
Net investment income (loss)	(0.53)%	0.61%
Total expenses[5]	2.29%	3.55%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.60%
Portfolio turnover rate	14%	46%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended February 28, 2010	3.06%
Period Ended February 28, 2009	4.20%
6. The fiscal 2009 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2009.

Class C Year Ended February 28,	2010	2009[1]
Per Share Operating Data
Net asset value, beginning of period	$5.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	(.05)	.09
Net realized and unrealized gain (loss)	3.00	(4.71)
Total from investment operations	2.95	(4.62)
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.06)
Distributions from net realized gain	(.04)	--
Total dividends and/or distributions to shareholders	(.04)	(.06)
Net asset value, end of period	$8.23	$5.32

Total Return, at Net Asset Value[3]	55.49%	(46.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,897	$1,879
Average net assets (in thousands)	$4,393	$ 799
Ratios to average net assets:[4]
Net investment income (loss)	(0.63)%	1.46%
Total expenses[5]	2.07%	3.26%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.43%	1.60%
Portfolio turnover rate	14%	46%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended February 28, 2010	2.84%
Period Ended February 28, 2009	3.91%
6. The fiscal 2009 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2009.

Class N Year Ended February 28,	2010	2009[1]
Per Share Operating Data
Net asset value, beginning of period	$5.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	(.01)	.11
Net realized and unrealized gain (loss)	3.01	(4.70)
Total from investment operations	3.00	(4.59)
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.07)
Distributions from net realized gain	(.04)	--
Total dividends and/or distributions to shareholders	(.04)	(.07)
Net asset value, end of period	$8.30	$5.34

Total Return, at Net Asset Value[3]	56.22%	(46.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,419	$2,534
Average net assets (in thousands)	$5,820	$1,231
Ratios to average net assets:[4]
Net investment income (loss)	(0.12)%	1.71%
Total expenses[5]	1.19%	2.04%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	1.10%
Portfolio turnover rate	14%	46%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended February 28, 2010	1.96%
Period Ended February 28, 2009	2.69%
6. The fiscal 2009 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2009.

Class Y Year Ended February 28,	2010	2009[1]
Per Share Operating Data
Net asset value, beginning of period	$5.34	$10.00
Income (loss) from investment operations:
Net investment income[2]	.05	.05
Net realized and unrealized gain (loss)	3.03	(4.63)
Total from investment operations	3.08	(4.58)
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.08)
Distributions from net realized gain	(.04)	--
Total dividends and/or distributions to shareholders	(.04)	(.08)
Net asset value, end of period	$8.38	$5.34

Total Return, at Net Asset Value[3]	57.72%	(45.86)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,024	$433
Average net assets (in thousands)	$1,125	$151
Ratios to average net assets:[4]
Net investment income	0.71%	0.73%
Total expenses[5]	0.17%	1.38%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.13%	0.60%
Portfolio turnover rate	14%	46%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an intial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended February 28, 2010	0.94%
Period Ended February 28, 2009	2.03%
6. The fiscal 2009 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2009.

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

More Information About the Underlying Funds

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." Growth companies are companies whose earnings and stock are expected to increase at a faster rate than the overall market. These may be newer companies or established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long-term. This Underlying Fund primarily invests in securities of U.S. issuers but may also invest in foreign securities. The portfolio manager looks for growth companies with stock prices that he believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of this Underlying Fund's portfolio among industries and market sectors, the portfolio manager focuses on a number of factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

  companies in business areas that have above-average growth potential, companies with growth rates that the portfolio manager believes are sustainable over time, stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Champion Income Fund – This Underlying Fund seeks a high level of current income. It invests in a variety of high-yield, lower-grade debt securities and related instruments. Those investments include lower-grade corporate bonds and, to a lesser extent, foreign corporate and government bonds, as well as swaps, including single name and index-linked credit default swaps.

Under normal market conditions, this Underlying Fund invests at least 60% of its total assets in high-yield, lower-grade, fixed-income securities, also referred to as "junk" bonds. The remainder of its assets may be invested in other debt securities, common stocks (and other equity securities), cash or cash equivalents, when the Manager believes these investments are consistent with its objectives. This Underlying Fund has no requirements as to the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

This Underlying Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's or may be unrated. Lower-grade debt securities are those rated below "BBB" by Standard & Poor's or below "Baa" by Moody's Investors Service, or that have comparable ratings from other nationally recognized statistical rating organizations. Additionally, the portfolio manager may internally assign ratings to certain of this Underlying Fund's unrated securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations.

This Underlying Fund may invest in securities of U.S. or foreign issuers. This Underlying Fund will tend to focus its foreign investments in issuers in developing markets. It also uses certain types of derivative investments to try to enhance income or to try to manage ("hedge") investment risks, including: options, futures contracts, swaps, "structured" notes, and certain mortgage-related securities.

In selecting securities, the portfolio manager seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in high-yield debt instruments. The portfolio manager currently uses a "bottom up" approach, focusing on the performance of individual securities while considering industry trends. He evaluates an issuer's liquidity, financial strength and earnings power. He also analyzes the overall investment opportunities and risks in different market sectors, industries and countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Issuers with earnings growth rates that are faster than the growth rate of the overall economy,
  Issuers with improvements in relative cash flows and liquidity to help them meet their obligations,
  Corporate sectors that in the portfolio manager's view are undervalued in the marketplace,
  Changes in the business cycle that might affect corporate profits, and
  Securities or sectors that will help the overall diversification of the portfolio.

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Commodity Strategy Total Return Fund – This Underlying Fund seeks total return, mainly by investing in a combination of commodity-linked derivatives, corporate and governmental fixed-income securities and certain other types of derivative investments.

     Commodity-Linked Derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. Commodity-linked derivatives may include commodity-linked notes, swaps, futures and options.
     Physical commodities are assets that have tangible properties. This Underlying Fund's commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The commodity-linked instruments that this Underlying Fund invests in may be linked to the price movements of: a physical commodity such as heating oil, livestock, or agricultural products; a commodity option or futures contract; a commodity index such as the S&P GSCITM ("S&P GSCI," formerly the "Goldman Sachs Commodity Index"); or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets. This Underlying Fund does not intend to invest more than 10% of its total assets, determined at the time of investment, in commodity-linked notes that mature in more than 19 months.
     Fixed-Income Securities. This Underlying Fund may buy debt securities for liquidity purposes, for collateral management or to seek income. The fixed-income securities this Underlying Fund may invest in may be of any maturity and may include U.S. Government securities, repurchase agreements, money market securities and affiliated money market funds. This Underlying Fund can purchase investment-grade and below investment-grade securities (also referred to a "junk bonds"). This Underlying Fund can invest up to 10% of its assets in lower-grade securities.

Other Derivative Investments. This Underlying Fund may also invest in other derivative instruments to seek to increase its investment returns or to hedge against declines in the value of this Underlying Fund's other investments including forwards, options, futures and swaps relating to debt securities, interest rates or currencies.

     This Underlying Fund may invest in U.S. or foreign securities, including derivative instruments that trade on U.S. or foreign exchanges or in the "over-the- counter" ("OTC") market.
     Investments in a Subsidiary. This Underlying Fund can also invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary primarily invests in commodity-linked derivatives (including commodity futures, options and swap contracts) and fixed-income securities and other investments that serve as collateral for its derivative investments. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as this Underlying Fund. Investments in the Subsidiary are intended to provide this Underlying Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to this Underlying Fund. This Underlying Fund's investment in the Subsidiary will vary based on the portfolio managers' use of different types of commodity-linked derivatives. If this Underlying Fund increases its use of commodity-linked notes, that would typically result in a lower level of investment in the Subsidiary. If this Underlying Fund increases its use of commodity futures, swaps, or options on futures, that would typically result in a higher level of investment in the Subsidiary.
     In selecting investments, the portfolio managers generally allocate this Underlying Fund's commodity-linked investments among a variety of different commodity sectors, based on the weightings of the components, the S&P GSCI. This Underlying Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the S&P GSCI. The portfolio managers currently focus on the following inter-related components, which may vary in particular cases and may change over time:
     Commodities Selection. The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality between two commodities or contracts with the intent of exploiting temporary market inefficiencies. This Underlying Fund's proprietary models also incorporate fundamental and technical factors intended to identify extreme market pricing imbalances for individual commodities or sectors and catalysts that may potentially eliminate the particular imbalances.
      Form of Investment. The portfolio managers also consider which instrument or form of investment is best suited to provide the desired commodities exposure. This Underlying Fund may invest directly in a commodity-linked note, a commodity futures contract, swap, or option on a futures contract. This Underlying Fund might enter into the futures or swap contract or purchase the option directly or it might invest in that instrument indirectly through its Subsidiary.
      Collateral Management. The portfolio managers use a team approach to construct a portfolio of fixed-income securities that includes U.S. Government securities, repurchase agreements, money market securities and affiliated money market funds to provide collateral, liquidity and income.
      Performance and Portfolio Risk Monitoring. The portfolio managers monitor the performance and risks of this Underlying Fund's investments on an ongoing basis.
      Industry Concentration. This Underlying Fund will not concentrate more than 25% of its total assets in issuers in any one industry. However, it will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. At times this Underlying Fund may emphasize investments in some industries more than others. The individual components of an index will be considered as separate industries for this purpose.

Oppenheimer Core Bond Fund – This Underlying Fund seeks total return by investing mainly in debt instruments. Total return consists of income on its investments plus capital appreciation that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques. Under normal market conditions, it invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade debt securities (generally referred to as "bonds"), which can include:

  Domestic and foreign corporate debt obligations;
  Domestic and foreign government debt obligations, including U.S. Government securities;
  Mortgage-related securities;
  Asset-backed securities; and
  Other debt obligations.

The portfolio managers' overall strategy is to build a diversified portfolio of corporate and government bonds. In selecting investments, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors.

This Underlying Fund's investments in U.S. Government securities may include securities issued or guaranteed by the U.S. Government or its agencies or federally-chartered entities referred to as "instrumentalities." There is no required allocation of this Underlying Fund's assets among the above classes of securities, but it currently focuses on U.S. Government securities and investment-grade corporate debt securities. When market conditions change, the portfolio managers might change this relative asset allocation focus.

This Underlying Fund can invest up to 20% of its total assets in high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's or unrated securities the Manager internally assigns ratings to after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations.

This Underlying Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security's price. To try to decrease volatility, this Underlying Fund seeks to maintain an average effective portfolio duration of three to six years, measured on a dollar-weighted basis. However, the duration of the portfolio might not meet that target due to market events or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.

This Underlying Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets. It may not invest more than 20% of its net assets in foreign debt securities.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks. Options, futures, forward contracts, swaps, zero-coupon and stripped securities, "structured" notes, and certain mortgage-related securities, are examples of the types of derivatives it can use.

Total return consists of income on its investments plus capital appreciation that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.

This Underlying Fund may sell securities that the portfolio managers believe no longer meet the above criteria.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation. It mainly invests in common stocks of issuers in emerging and developing markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities.

  Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.
  This Underlying Fund primarily seeks companies with high growth potential.

In general, developing markets are countries outside the United States, most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that the portfolio manager believes are growing and gaining more stability.

In selecting investments for this Underlying Fund, the portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development, and competitive position in its industry. The portfolio manager also looks for newer or established businesses that are entering into a growth cycle, accelerating earnings growth and cash flow, and reasonable stock prices. He considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. This Underlying Fund seeks a diverse mix of industries and countries to seek to reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The portfolio manager does not focus on geographic criteria and may invest in growth companies of different capitalization ranges in any developing market country. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer Discovery Fund – This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. It emphasizes stocks of small-capitalization (or "small-cap") issuers, which are currently defined as companies with a market capitalization of less than $3 billion when this Underlying Fund buys them. A company's "market capitalization" is the value of its outstanding common stock relative to that of other companies. This Underlying Fund's target capitalization range may change over time.

The portfolio manager looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions. The portfolio manager currently seeks companies with a proven management record and an ability to handle rapid growth, companies with innovative products or services, and companies with above average growth profiles and what the portfolio manager believes are sustainable growth rates. These criteria can vary.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stock of U.S. and foreign companies. This Underlying Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes issuers in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund will normally invest in at least three countries (one of which may be the United States). Typically, this Underlying Fund invests in a number of different countries but is not required to allocate its investments in any set percentages in any particular countries.

The portfolio manager primarily looks for U.S. and foreign companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

The portfolio manager currently focuses on growth-oriented companies, companies that may benefit from global growth trends at attractive valuations, companies with strong competitive positions and high demand for their products or services, and cyclical opportunities in sectors or industries that may benefit from opportunities in the business cycle.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Global Opportunities Fund – This Underlying Fund seeks capital appreciation consistent with preservation of principal, while providing current income. Typically, this Underlying Fund invests in a number of different countries and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes its investments in developed markets. As a fundamental policy, it will normally invest in at least four countries (including the United States).

This Underlying Fund invests mainly in equity securities. The portfolio manager expects some of those securities to pay dividends, which would produce income for this Underlying Fund. This Underlying Fund currently emphasizes investments in equities, but it may also invest in debt securities and may invest up to 25% of its assets in "lower-grade" debt securities, commonly known as "junk bonds." It is not required to allocate any set percentage of its assets to any particular country or to allocate any set percentage to seek capital appreciation or income.

This Underlying Fund does not limit its investments to companies in a particular capitalization range, but currently invests a substantial portion of its assets in small- and mid-sized companies (currently considered to be those having a market capitalization of less than $11 billion).

The portfolio manager looks for U.S. and foreign companies with high growth potential that he believes have reasonably priced stocks in relation to overall stock market valuations. The portfolio manager looks for growth opportunities such as companies in industries with substantial barriers to new competition, for example, businesses with high start-up costs or patent protection. This Underlying Fund may also invest in securities of issuers in "special situations," such as mergers, reorganizations, restructurings or other unusual events.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. At times, this Underlying Fund might seek to take advantage of changes in the business cycle by investing in companies or industries that are sensitive to those changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in these factors which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Gold & Special Minerals Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals and may invest all of its assets in those securities. Under normal market conditions, at least 80% of this Underlying Fund's net assets, plus any borrowings for investment purposes, will be invested in those companies. This Underlying Fund would provide shareholders with at least 60 days' written notice prior to any change in this non-fundamental investment policy. As a fundamental policy, this Underlying Fund invests at least 25% of its assets in mining securities and metal investments.

This Underlying Fund may invest in U.S. or foreign companies, including companies in developing or emerging markets. It has no limit on its foreign investments. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

This Underlying Fund relies primarily on evaluations of a company's fundamentals. It also uses a proprietary model that is designed to assess a company's financial statements and management structure, as well as the company's operations and new developments. To arrive at buy and sell decisions, this Underlying Fund considers the growth potential and the valuations of the stocks of particular companies, and ranks the companies that have been reviewed by the model.

Oppenheimer International Bond Fund – This Underlying Fund's primary objective is to seek total return. Its secondary objective, is to seek income when consistent with total return. This Underlying Fund invests mainly in debt securities of foreign government and corporate issuers. It can invest in various types of debt securities, generally referred to as "bonds," including government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero-coupon" or "stripped" securities, certain mortgage-related securities or asset-backed securities and other debt obligations.

Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities. It typically invests in at least three countries other than the United States, including issuers in both developed and emerging markets throughout the world.

This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might emphasize securities of issuers in a particular capitalization range. It can invest in debt securities having short, intermediate or long maturities.

This Underlying Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment grade (commonly called "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. This Underlying Fund may also invest in unrated securities, in which case the portfolio manager may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations.

This Underlying Fund may use derivatives to seek increased returns or to try to manage investment risks, including, for example, options, forward contracts, futures contracts, swaps, and "structured" notes.

In selecting securities, the portfolio managers evaluate the overall investment opportunities and risks in individual national economies. The portfolio managers analyze the business cycle in developed countries, and analyze political factors and exchange rates in emerging market countries. The portfolio managers currently seek investment opportunities with higher yields than are available in U.S. markets and opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar. These factors may vary in particular cases and may change over time.

Oppenheimer International Growth - This Underlying Fund is a mutual fund that seeks long-term capital appreciation. It mainly invests in the common stock of growth companies that are domiciled or have their primary operations outside of the United States. It may invest 100% of its assets in securities of foreign companies. It may invest in emerging markets as well as in developed markets throughout the world. From time to time it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. Under normal market conditions this Underlying Fund will:

  invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States, and emphasize investments in common stocks of issuers that the portfolio manager considers to be "growth" companies.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. This Underlying Fund can also buy securities convertible into common stock and other securities having equity features. It can use hedging and certain derivative instruments to seek capital appreciation or to try to manage investment risks.

In selecting investments, evaluates investment opportunities on a company-by-company basis. The portfolio manager looks primarily for foreign companies with high growth potential using a "bottom up" investment approach, that is, by looking at individual issuers before considering the impact of general or industry-wide economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position.

The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  companies that enjoy a strong competitive position and high demand for their products or services;
  companies with accelerating earnings growth and cash flow; and
  diversity among companies, industries and countries to seek to reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer International Small Company Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that are domiciled, or have their primary operations, outside the United States and have market capitalizations of $5 billion or less (described as "small-cap companies"). This Underlying Fund focuses primarily on companies that have favorable growth prospects. It may invest in issuers in developed or in emerging market countries and is not required to invest a set portion of its assets in a particular geographic region or regions or a particular industry or sector.

  Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies.
  This Underlying Fund will invest at least 65% of its total assets in foreign securities.

This Underlying Fund's capitalization parameter can change as the relative market capitalizations of small-cap issuers change over time. This Underlying Fund measures capitalization at the time it buys a security and is not required to sell the security if the issuer's capitalization changes.

This Underlying Fund's portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development and industry competitive position. The portfolio manager also looks for companies with the ability to take advantage of business opportunities, and companies that are anticipated to have a positive cash flow in the future, although current cash flow may be negative. These factors may vary in particular cases and may change over time.

The portfolio manager considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer Limited-Term Government Fund -  This Underlying Fund seeks high current return and safety of principal. It invests primarily in debt securities issued by the U.S. Government or its agencies and instrumentalities.

Under normal market conditions, as a non-fundamental policy, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities issued by the U.S. Government, its agencies and instrumentalities, repurchase agreements on those securities and hedging instruments approved by its Board of Trustees.

This Underlying Fund may invest up to 20% of its net assets in mortgage-backed securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities, asset-backed securities, investment-grade corporate debt obligations having a rating at the time of acquisition by this Underlying Fund of at least "BBB" by Standard & Poor's Rating Service or "Baa" by Moody's Investors Service or a comparable rating by another nationally recognized securities rating organization or unrated corporate debt obligations deemed by the Manager to have a comparable rating, and certain other high quality debt obligations.

U.S. Government securities include debt securities issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes or bonds, and securities issued or guaranteed by U.S. Government agencies or federally-chartered entities that are referred to as "instrumentalities" of the U.S. Government.

Not all of the U.S. Government securities this Underlying Fund buys are issued or guaranteed by the U.S. Government as to payment of interest and repayment of principal. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. The securities this Underlying Fund buys may pay interest at fixed, floating, or variable rates, or may be "stripped" securities whose interest coupons have been separated from the security and sold separately.

This Underlying Fund seeks to maintain an average effective portfolio duration of not more than three years (measured on a dollar-weighted basis) to try to reduce the volatility of the value of its securities portfolio. However, it can invest in securities that have short-, medium- or long-term maturities and may use derivative investments to try to reduce interest rate risks. The duration of the portfolio might not meet that target at all times due to interest rate changes and other market events.

This Underlying Fund may also use derivatives to seek to increase its investment return or for hedging purposes. Options, futures, mortgage-related derivatives, total return swaps and credit default swaps are examples of derivatives this Underlying Fund can use.

This Underlying Fund invests significant amounts of its assets in mortgage-related derivative securities, such as collateralized mortgage obligations ("CMOs") and mortgage participation certificates. They include mortgage-related securities issued or guaranteed by instrumentalities of the U.S. Government, such as the Government National Mortgage Association. This Underlying Fund also may enter into forward roll transactions.

This Underlying Fund can invest in "inverse floaters," which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income.

The portfolio managers compare the yields, relative values and risks of different types of U.S. Government securities and government agency securities to provide portfolio diversity to help preserve principal. The portfolio managers currently focus on sectors of the U.S. Government debt market that they believe offer good relative values, securities that have relatively high income potential, and securities that help reduce exposure to changes in interest rates to seek to preserve principal and meet its duration target. These factors may vary in particular cases and may change over time. This Underlying Fund may sell securities that the portfolio managers believe are no longer favorable with regard to these factors.

This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. Government.

Oppenheimer Main Street Fund® - This Underlying Fund seeks high total return. It mainly invests in common stocks of U.S. companies. This Underlying Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000, but can invest in companies in any capitalization range. The portfolio managers use fundamental research and quantitative models to select securities for this Underlying Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  A fundamental approach to analyze issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.
  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. This Underlying Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Oppenheimer Main Street Opportunity Fund® - This Underlying Fund seeks long-term capital appreciation. It invests primarily in common stocks of U.S. companies based on both fundmental analysis and multi-factor quantitative models. In addition to common stocks, It can invest in other equity securities or "equity equivalents" such as preferred stocks or convertible securities. It may invest in exchange-traded funds, Master Limited Partnerships and foreign securities, including those of companies in emerging or developing markets. It may buy securities issued by companies of any size or market capitalization range, including small-, mid-, and large-cap companies. This Underlying Fund may use derivatives to seek to increase returns or for hedging purposes.

The portfolio managers use both quantitative models and fundamental research to select securities. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  Fundamental analysis of issuers regarding factors such as financial performance, position in their industry, the strength of their business model and their management;
  Consideration of market and industry trends and general economic conditions; and
  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further research. A number of company-specific factors are analyzed in constructing the models, including valuation, profitability, price momentum, and volatility.

To seek to minimize risk, this Underlying Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying diversification constraints regarding both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its price target, the company's competitive position has deteriorated, the company's management has performed poorly or more attractive alternatives have developed.

Oppenheimer Main Street Small Cap Fund® - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of small-capitalization U.S. companies. Under normal market conditions, it will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of companies having a small market capitalization. This Underlying Fund defines small capitalization (or "small cap") issuers as companies with market capitalizations less than or equal to the largest company in the Russell 2000 or the S&P Small Cap 600 indices. This Underlying Fund measures a company's capitalization at the time it buys a security and is not required to sell a security if the company's capitalization exceeds the Fund's definition of a small cap issuer.
The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

  aims to maintain broad diversification across all major economic sectors;
  uses quantitative models, including sector-specific factors, to rank securities within each economic sector;
  uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and
  considers market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, this Underlying Fund seeks to limit idiosyncratic company-specific risks. The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. This Underlying Fund can invest without limit in securities issued by companies or governments in any country, including in developing or emerging market countries. The portfolio managers might sell a security if the stock price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

Oppenheimer Master Inflation Protected Securities Fund, LLC -  This Underlying Fund seeks total return. Under normal conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed debt securities of varying maturities issued by the U.S. Government, foreign governments, their agencies and instrumentalities, and U.S. and foreign corporations. Inflation-indexed debt securities are fixed-income securities (also referred to as "bonds") that are structured to seek to provide protection against inflation. The value of a bond's principal or the interest rate paid is adjusted to track changes in a stated inflation measure. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities. There is a risk that this Underlying Fund may not be able to meet its 80% threshold allocation to inflation-indexed bonds because of limited availability of inflation-indexed bonds.

This Underlying Fund may invest a significant amount of its assets in Treasury Inflation-Protected Securities ("TIPS"). TIPS are backed by the full faith and credit of the U.S. Government for payment of interest and repayment of principal and have little credit risk. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount is adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount is adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity is the greater of the adjusted principal amount and the original principal amount. While TIPS have little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

This Underlying Fund may invest in securities having short, intermediate or long maturities. It can invest in rated or unrated securities of any credit quality or rating category and can invest up to 20% of its net assets in below investment grade securities (commonly called "junk bonds"). It may invest in securities of issuers of any size or market capitalization in both developed and emerging markets, and can invest up to 100% of its total assets in foreign securities.

This Underlying Fund's portfolio manager seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in inflation-indexed debt securities. He typically employs a "top down" model to analyze and predict the direction of global inflation rates and economic conditions. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Inflation rates and implied inflation rates (the difference in yield between conventional government bonds and related inflation-indexed bonds of comparable maturity) in the United States and other countries,
  Interest rates,
  Economic and monetary policy of the U.S. Government and foreign governments, and
  Economic conditions in the United States and other countries.

Options, futures, swaps and "structured" notes are examples of derivative instruments this Underlying Fund can use for hedging purposes to seek increased returns. This Underlying Fund can borrow money in amounts up to 33 1/3% of the value of its total assets at the time of the borrowings. Borrowing will cost interest expense and other fees that may reduce this Underlying Fund's return. Borrowing may also increase this Underlying Fund's risks. Although it seeks to invest in securities that are designed to keep up with inflation, there is no guarantee that this Underlying Fund's investments will keep pace with inflation.

Oppenheimer Master International Value Fund, LLC - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stocks of companies outside of the United States that the investment manager believes are undervalued. It can invest in issuers in any market capitalization range and at times may invest a substantial portion of its assets in a particular capitalization range such as small- or mid-sized companies. This Underlying Fund can invest in emerging or developed markets and can invest 100% of its assets in foreign securities. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stock of issuers in at least five different countries outside the United States. Those investments include securities of companies organized under the laws of a foreign country or companies that have more than 50% of their operations or assets abroad, or derive more than 50% of their revenue or profits from businesses, investments or sales outside the United States.

This Underlying Fund can invest in securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets but considers securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of its investment allocations.

In selecting securities, the portfolio manager evaluates investment opportunities on a company-by-company basis. He uses a value criteria and a "bottom up" investment approach - that is, analyzing individual stocks before considering the impact of general or industry economic trends. The portfolio manager estimates a company's fair value and compares the estimated value to the company's stock price. This includes fundamental analysis of a company's financial statements, profitability, management structure, operations, business strategy, product development, and competitive positioning, as well as its industry and sector. The portfolio manager monitors individual issuers for changes in the factors above that may lead to a decision to sell a security. The portfolio manager may also sell a security if its share price meets the portfolio manager's targeted price, or if the portfolio manager determines that a new or better investment idea has emerged. In addition to investments in stocks, this Underlying Fund may use derivatives certain other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Master Loan Fund, LLC - This Underlying Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. Under normal circumstances, it will invest at least 80% of its net assets in loans made to U.S. and foreign corporations, partnerships or other business entities. It may invest directly in loans (as an original lender or by assignment from a lender) or indirectly in loans through loan participation agreements or certain derivative instruments.

This Underlying Fund may invest in loans with fixed interest rates or in "floating" or "adjustable" rate loans that pay interest at rates that float above or are adjusted periodically based on a benchmark that reflects current interest rates, such as the "prime rate" offered by one or more major U.S. banks or the London Inter-Bank Offered Rate (referred to as "LIBOR"). It can invest in collateralized or uncollateralized loans and has no limits on the maturity of loans or the market capitalization range of borrowers.

This Underlying Fund can invest without limit in loans that are below investment grade (sometimes referred to as "junk bonds"). Those are loans rated below BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc., or that have comparable ratings by another rating organization. This Underlying Fund may also invest in unrated loans, including those considered to be below investment grade. It can invest in loans made in connection with highly leveraged transactions, loans where the borrower is experiencing financial difficulty or is insolvent and in loans that are in default at the time this Underlying Fund buys them. When selecting loans for investment, the investment manager performs its own analysis based on information obtained from agents that originate or administer loans, other lenders, and ratings organizations, among other sources that may consider various factors such as the borrower's past and projected financial performance; tangible assets and cash flows; management quality and depth; collateral quality, if any; and the state of its industry. The portfolio manager may also consider the credit quality of the agent bank's or other intermediaries' debt obligations and the market for loans generally. The portfolio manager will continue to monitor the credit quality of loans and the status of the applicable borrowers for the duration of this Underlying Fund's investment. In addition to investments in loans, this Underlying Fund may invest in other debt obligations, derivatives and may use other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Quest International Value Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that the Manager believes are undervalued and that are either domiciled or have their primary operations outside the United States. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in common and preferred stocks of issuers in at least five different countries outside the United States and may invest 100% of its assets in foreign companies. It can invest in any country, including countries with developed or emerging markets. From time to time, it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. It may invest up to 10% of its total assets in the securities of U.S. issuers.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. It may invest up to 10% of its net assets in fixed-income or convertible securities.

In selecting investments, the portfolio manager looks primarily for foreign companies that he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, business strategy, product development and industry position. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision. The portfolio manager may also consider selling a security if its share price is approaching its price targeted or if alternative investment ideas have been developed.

Oppenheimer Real Estate Fund - This Underlying Fund seeks total return through investment in real estate securities. Under normal market conditions, it invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of real estate companies. This Underlying Fund primarily invests in real estate investment trusts ("REITs") but may also invest in real estate operating companies ("REOCs") and other real estate related securities. The assets of the REITs that this Underlying Fund invests in are primarily land and buildings, although it may invest in REITs that hold mortgages or a combination of investments types.

Oppenheimer Rising Dividends Fund - This Underlying Fund seeks total return. It invests mainly in common stocks of companies that currently pay dividends or are expected to begin paying dividends in the future and emphasizes investments in companies that are expected to grow their dividends over time. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets in securities of companies that the portfolio managers expect to experience dividend growth, including companies that currently pay dividends and are expected to increase them and companies that do not currently pay dividends but are expected to begin paying them in the near future.

This Underlying Fund can invest in issuers in all capitalization ranges. Currently, its stock investments are focused on large-cap issuers, but that emphasis can change over time. While this Underlying Fund mainly invests in common stocks of U.S. companies, it may also purchase other securities, including foreign stocks, fixed-income instruments, convertible securities, preferred stocks, and derivatives such as futures and options, including covered call options.

In selecting investments for the portfolio managers use a "top down" approach that focuses on broad economic trends affecting entire markets and industries, as well as a "bottom up" approach that focuses on the fundamental prospects of individual companies and issuers.

Oppenheimer Small- & Mid- Cap Value Fund - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of small- and mid-cap U.S. companies, which have a market capitalization of up to $13 billion. This Underlying Fund has no fixed ratio for the percentage of small-cap and mid-cap stocks required to be held in its portfolio. Under normal market conditions this Underlying Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap and mid-cap issuers.

This Underlying Fund primarily invests in U.S. companies but may also purchase securities of issuers in any country, including developed and emerging market countries. While it has no limits on the percentage of its assets it can invest in foreign securities, normally it does not expect to invest substantial amounts of its assets in foreign securities and generally limits investments in emerging markets to not more than 5% of its total assets.

In selecting investments, the portfolio manager looks for stocks of small- and mid-cap companies that he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select companies one at a time before considering industry trends. Those companies may have a low ratio of their stock price to earnings, for example. The portfolio manager also analyzes factors such as a company's book value, sales, earnings, growth potential and cash flows. After considering these criteria, the portfolio manager may look at broader industry and economic trends that could affect the growth potential of particular small- and mid-cap stocks. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

  Favorable supply/demand conditions for key products
  Development of new products or businesses
  High management quality
  Competitive position in the marketplace
  Effective allocation of capital

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer U.S. Government Trust - This Underlying Fund seeks high current income consistent with the preservation of capital. It mainly invests in debt securities issued or guaranteed by the U.S. Treasury or by other agencies or entities of the U.S. Government, referred to as "instrumentalities."

Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities. It typically invests a substantial portion of its assets in mortgage-related U.S. Government securities, including collateralized mortgage obligations (called CMOs), mortgage participation certificates and forward rolls. It may also invest up to 20% of its net assets in securities issued by private entities, including mortgage-related securities that do not have any government guarantees.

     The portfolio managers weigh yields and relative values against risks and they currently focus on securities that they feel have high relative income potential. This Underlying Fund may invest in debt securities that pay interest at fixed, floating or variable rates and can buy securities of any maturity. When the average maturity of its portfolio is longer, its share prices may fluctuate more when interest rates change. This Underlying Fund limits its investments in private issuer securities to investment-grade securities but it is not required to dispose of a debt security if its rating falls after it is purchased.

     This Underlying Fund may use derivative instruments, including futures, CMOs, and total return swaps to try to enhance income and manage investment risks. The prices of derivative securities may be more volatile than the prices of other types of securities.This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. Government.

Oppenheimer Value Fund - This Underlying Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is secondary consideration. It mainly invests in common stocks of companies that the portfolio managers believe are undervalued. It may also invest in other equity securities, such as preferred stock, rights, warrants and securities convertible into common stock. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. While it does not limit its investments to issuers in a particular capitalization range, the portfolio managers currently focus on securities of larger-size companies.

This Underlying Fund may invest up to 25% of its total assets in foreign securities of companies or governments in any country, including in developed and emerging market countries. It may invest up to 10% of its net assets in debt securities.

In selecting investments, the portfolio managers look for companies they believe have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio managers use a "bottom up" approach to select securities one at a time before considering industry trends. The portfolio managers use fundamental analysis to select securities based on factors such as a company's long-term earnings and growth potential. The portfolio managers currently focus on companies with the following characteristics, which may vary in particular cases and may change over time:

  Favorable supply/demand conditions for key products,
  Favorable Product cycles,
  High management quality,
  Competitive position in the market place,
  Reinvestment plans for cash generated,
  Better-than-expected earnings reports, and
  Attractive valuation.

The portfolio managers also monitor individual issuers for changes in their business fundamentals or prospects that may trigger a decision to sell a security, but does not require a decision to do so. The portfolio managers may consider selling a stock for one or more of the following reasons: the stock price is approaching its price target, the company's fundamentals are deteriorating, or alternative investment ideas have been developed.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-22151 SP0716.001.0610